UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
September 5, 2007
Santander Drive Auto Receivables LLC
Santander Drive Auto Receivables Trust 2007-2
Santander Consumer USA Inc.
(Exact Name of Registrant, Issuing Entity and Sponsor as Specified in their respective Charters)

	333-139609	20-4382941
Delaware	333-139609-02	(Registrant’s
(State or Other Jurisdiction	(Commission	Employer
Of Incorporation of Registrant and	File Number of Registrant and Issuing	Identification No.)
Issuing Entity)	Entity)

8585 North Stemmons Freeway,
Suite 1100-N,
Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)
(214) 634-1110
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 5.1
Exhibit 5.2
Exhibit 8.1

     Item 8.01. Other Events
     The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes and Class A-3 Asset Backed Notes issued by Santander Drive Auto Receivables Trust 2007-2 described in the Prospectus Supplement dated August 23, 2007.
     Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

5.1	Opinion of Dechert LLP with respect to legality

5.2	Opinion of Cowles & Thompson with respect to legality

8.1	Opinion of Dechert LLP with respect to tax matters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER DRIVE AUTO RECEIVABLES LLC

By:	/s/ Jim W. Moore

Name: Jim W. Moore
Title: Vice President
Dated: September 5, 2007

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Dechert LLP with respect to legality

5.2	Opinion of Cowles & Thompson with respect to legality

8.1	Opinion of Dechert LLP with respect to tax matters